EXHIBIT 32


                                  CERTIFICATION

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned hereby certifies in his capacity as an officer of North Bancshares, Inc. (the "Company") that the Annual Report on Form 10-KSB fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods presented in the financial statements included in such report.



Dated:   March 25, 2004            /s/ Joseph A. Graber
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                                   Joseph A. Graber
                                   President and Chief Executive Officer



Dated:   March 25, 2004            /s/ Martin W. Trofimuk
         --------------            ----------------------
                                   Martin W. Trofimuk
                                   Vice President, Treasurer and
                                   Chief Financial Officer